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                                                                   EXHIBIT 10.81



                                     FORM OF
                      RESTRICTED STOCK AWARD AGREEMENT FOR
                           THE FLEMING COMPANIES, INC.
                            1996 STOCK INCENTIVE PLAN


                  THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") entered into as of the ____ day of _____, _____, by and between Fleming Companies, Inc., (hereinafter referred to as the "Company"), and ____________ (hereinafter referred to as the "Participant");

                                   WITNESSETH:

                  WHEREAS, the Company has previously adopted the Fleming Companies, Inc. 1996 Stock Incentive Plan (the "Plan");

                  WHEREAS, in connection with his employment with the Company, the Company has awarded the Participant ______ shares of common stock under the Plan subject to the terms and conditions of this Agreement; and

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms as set forth in the Plan):

                  1. The Plan. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

                  2. Grant of Award. The Company hereby grants to the Participant an award (the "Award") of _______ shares of Company common stock, par value $2.50 per share (the "Stock"), on the terms and conditions set forth herein and in the Plan.

                  3. Terms of Award.

                           (a) Escrow of Shares. A certificate representing the
shares of Stock subject to the Award (the "Restricted Stock") shall be issued in the name of the Participant and shall be escrowed with the Secretary of the Company (the "Escrow Agent") subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

                           (b) Vesting. One-third of the shares of Restricted
Stock will vest based on the Participant's continuous employment with the Company, a Subsidiary or an Affiliated Entity through _________, one-third of the shares of Restricted Stock will vest based on the Participant's continuous employment with the Company, a Subsidiary or an Affiliated Entity through _________, and the remaining one-third of the shares of Restricted Stock will vest based on the Participant's continuous employment with the Company, a Subsidiary or an Affiliated Entity through __________. In the event the Participant's employment with the



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Company, a Subsidiary or an Affiliated Entity is terminated by reason of (i)
death, (ii) disability, (iii) without "Cause" (as such term is defined in Section 3(f)(i) of this Agreement), or (iv) by the Participant for "Good Reason" (as such term is defined in Section 3(f)(ii) of this Agreement), then all remaining shares of Restricted Stock (including any "Accrued Dividends," as such term is hereafter defined) which have not yet been vested shall immediately vest. Once vested pursuant to the terms of this Agreement, the Restricted Stock shall be deemed "Vested Stock." For purposes of this Section 3(b), "Cause" and "Good Reason" shall be defined as provided in Section 3(f)(i) and 3(f)(ii) respectively unless Participant has an employment agreement with the Company, a Subsidiary or an Affiliated Entity that defines "Cause" or "Good Reason" differently, in which case, the definition contained in the employment agreement shall supercede the definitions of "Cause" or "Good Reason" contained in this Agreement.

                           (c) Voting Rights and Dividends. The Participant
shall not have the voting rights attributable to the shares of Restricted Stock issued to him. Any dividends declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall not be paid to the Participant until such Restricted Stock becomes Vested Stock. Such Accrued Dividends shall be held by the Company as a general obligation and paid to the Participant at the time the underlying Restricted Stock becomes Vested Stock.

                           (d) Vested Stock - Removal of Restrictions. Upon
Restricted Stock becoming Vested Stock, all restrictions shall be removed from the certificates representing such Stock and the Secretary of the Company shall deliver to the Participant certificates representing such Vested Stock free and clear of all restrictions, except for any applicable securities laws restrictions, together with a check in the amount of all Accrued Dividends attributed to such Vested Stock without interest thereon.

                           (e) Forfeiture. Restricted Stock that does not become
Vested Stock pursuant to the terms of this Agreement shall be absolutely forfeited and the Participant shall have no future interest therein of any kind whatsoever. In the event the Participant's employment with the Company, a Subsidiary or an Affiliated Entity terminates prior to all shares of Restricted Stock becoming Vested Stock for any reason other than (i) death, (ii) disability, (iii) without Cause, or (iv) by the Participant for Good Reason, then all remaining shares of Restricted Stock which have not yet been vested (including any Accrued Dividends) shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

                           (f) Certain Definitions.

                                    (i) Cause. For purposes of this Agreement,
termination of the employment by the Company for Cause shall mean termination for one of the following reasons: (A) the conviction of the Participant of a felony by a federal or state court of competent jurisdiction; (B) an act or acts of dishonesty taken by the Participant and intended to result in substantial personal enrichment of the Participant at the expense of the Company; or (C) the Participant's "willful" failure to follow a direct, reasonable and lawful written order from his supervisor, within the reasonable scope of the Participant's duties, which failure is not cured within 30 days. Further, for purposes of this Section 3(f)(i):



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                                    (1) No act, or failure to act, on the
Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company.

                                    (2) The Participant shall not be deemed to
have been terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4ths) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant was guilty of conduct set forth in clauses (A), (B) or (C) above and specifying the particulars thereof in detail.

                           (ii) Good Reason. For purposes of this Agreement,
"Good Reason" means:

                                    (A) the assignment to the Participant of any
duties inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities or any other action by the Company which results in a diminishment in such position, compensation, authority, duties or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of written notice thereof given by the Participant, or

                                    (B) the Company's requiring the Participant
to be based at any office or location more than 25 miles from where the Participant was employed immediately prior to a Change of Control, except for periodic travel reasonably required in the performance of the Participant's responsibilities.

                  4. Change of Control. Upon the occurrence of a Change of Control Event on or prior to _________, all Restricted Stock shall become Vested Stock and the Company shall deliver to the Participant certificates representing the Vested Stock free and clear of all restrictions, except for any applicable securities law restrictions, together with any Accrued Dividends attributable to such Vested Stock without interest thereon.

                  5. Legends. The shares of Stock which are the subject of the Award shall be subject to the following legend:

                  "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR THE FLEMING COMPANIES, INC. 1996 STOCK INCENTIVE PLAN DATED THE 30th DAY OF APRIL, 2001. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF FLEMING COMPANIES, INC."



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                  6. Stock Power. The Participant hereby agrees to execute and deliver to the Secretary of the Company a stock power (endorsed in blank) in the form of Exhibit B hereto covering his Award and authorizes the Secretary to deliver to the Company any and all shares of Restricted Stock that are forfeited under the provisions of this Agreement. The Participant further authorizes the Company to hold as a general obligation of the Company any Accrued Dividends and to pay such dividends to the Participant at the time the underlying Restricted Stock becomes Vested Stock.

                  7. Nontransferability of Award. The Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge any shares of Restricted Stock or any interest therein in any manner whatsoever.

                  8. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing, shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by regular U.S. mail, postage prepaid, by the Company to the Participant at his last known address evidenced on the payroll records of the Company.

                  9. Binding Effect and Governing Law. This Agreement shall be
(i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Texas.

                  10. Withholding. The Company and the Participant shall comply with all federal and state laws and regulations with respect to the withholding, deposit and payment of any income, employment or other taxes relating to the Award (including Accrued Dividends).

                  11. Award Subject to Claims or Creditors. The Participant shall not have any interest in any particular assets of the Company, its parent, if applicable, or any Subsidiary by reason of the right to earn an Award (including Accrued Dividends) under the Plan and this Agreement; and the Participant or any other person shall have only the rights of a general unsecured creditor of the Company, its parent, if applicable, or a Subsidiary with respect to any rights under the Plan or this Agreement.

                  12. Captions. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

                  13. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

                  14. PROTECTION OF COMPANY'S BUSINESS AS CONSIDERATION. AS SPECIFIC CONSIDERATION TO THE COMPANY FOR THIS AWARD, THE PARTICIPANT AGREES:

                           (a) LIMITATIONS ON COMPETITION. SUBJECT TO SUBSECTION
(g), THE PARTICIPANT WILL NOT, WITHOUT THE COMPANY'S WRITTEN CONSENT, DIRECTLY OR INDIRECTLY, BE A SHAREHOLDER, PRINCIPAL, AGENT, PARTNER, OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT OF



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SUPERVALU, INC., NASH FINCH COMPANY OR ANY OTHER DIRECT COMPETITOR OF THE
COMPANY, EXCLUDING NATIONAL RETAIL CHAINS, OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES OR SUCCESSORS (COLLECTIVELY, THE "COMPETITORS").

                           (b) CONFIDENTIAL INFORMATION; NO DISPARAGING
STATEMENTS. THE PARTICIPANT ACKNOWLEDGES THAT DURING THE COURSE OF PARTICIPANT'S EMPLOYMENT WITH THE COMPANY, A SUBSIDIARY OR AFFILIATED ENTITY, HE WILL HAVE ACCESS TO AND GAIN KNOWLEDGE OF HIGHLY CONFIDENTIAL AND PROPRIETARY INFORMATION AND TRADE SECRETS. THE PARTICIPANT FURTHER ACKNOWLEDGES THAT THE MISUSE, MISAPPROPRIATION OR DISCLOSURE OF THIS INFORMATION COULD CAUSE IRREPARABLE HARM TO THE COMPANY, A SUBSIDIARY AND/OR AFFILIATED ENTITY, BOTH DURING AND AFTER THE TERM OF THE PARTICIPANT'S EMPLOYMENT. THEREFORE, THE PARTICIPANT AGREES THAT DURING HIS EMPLOYMENT AND AT ALL TIMES THEREAFTER HE WILL HOLD IN A FIDUCIARY CAPACITY FOR THE BENEFIT OF THE COMPANY, A SUBSIDIARY AND/OR AFFILIATED ENTITY AND WILL NOT DIVULGE OR DISCLOSE, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON, FIRM OR BUSINESS, ALL CONFIDENTIAL OR PROPRIETARY INFORMATION, KNOWLEDGE AND DATA (INCLUDING, BUT NOT LIMITED TO, PROCESSES, PROGRAMS, TRADE "KNOW HOW," IDEAS, DETAILS OF CONTRACTS, MARKETING PLANS, STRATEGIES, BUSINESS DEVELOPMENT TECHNIQUES, BUSINESS ACQUISITION PLANS, PERSONNEL PLANS, PRICING PRACTICES AND BUSINESS METHODS AND PRACTICES) RELATING IN ANY WAY TO THE BUSINESS OF THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES, CUSTOMERS, SUPPLIERS, JOINT VENTURES, LICENSORS, LICENSEES, DISTRIBUTORS AND OTHER PERSONS AND ENTITIES WITH WHOM THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES DO BUSINESS ("CONFIDENTIAL DATA"), EXCEPT UPON THE COMPANY'S WRITTEN CONSENT OR AS REQUIRED BY HIS DUTIES WITH THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES, FOR SO LONG AS SUCH CONFIDENTIAL DATA REMAINS CONFIDENTIAL AND ALL SUCH CONFIDENTIAL DATA, TOGETHER WITH ALL COPIES THEREOF AND NOTES AND OTHER REFERENCES THERETO, SHALL REMAIN THE SOLE PROPERTY OF THE COMPANY, A SUBSIDIARY OR AFFILIATED ENTITY. THE PARTICIPANT AGREES, DURING HIS EMPLOYMENT WITH THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES AND AT ALL TIMES THEREAFTER, NOT TO MAKE DISPARAGING STATEMENTS ABOUT THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, PRODUCTS OR SERVICES WHICH HE KNOWS, OR HAS REASON TO KNOW, ARE FALSE OR MISLEADING.

                           (c) NO SOLICITATION OF EMPLOYEES OR BUSINESS. THE
PARTICIPANT AGREES THAT HE WILL NOT, EITHER DIRECTLY OR IN CONCERT WITH OTHERS, RECRUIT, SOLICIT OR INDUCE, OR ATTEMPT TO INDUCE, ANY EMPLOYEE OF THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES TO TERMINATE EMPLOYMENT WITH THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES AND/OR BECOME ASSOCIATED WITH ANOTHER EMPLOYER. THE PARTICIPANT FURTHER AGREES THAT HE WILL NOT, EITHER DIRECTLY OR IN CONCERT WITH OTHERS, SOLICIT, DIVERT OR TAKE AWAY OR ATTEMPT TO DIVERT OR TAKE AWAY, THE BUSINESS OF ANY OF THE CUSTOMERS OR ACCOUNTS OF THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES WHICH THE COMPANY, A SUBSIDIARY OR AFFILIATED ENTITY HAD OR WAS ACTIVELY SOLICITING BEFORE AND/OR ON HIS DATE OF TERMINATION/SEPARATION.

                           (d) TERM OF THE PARTICIPANT'S PROMISES UNDER THIS
SECTION. THE PARTICIPANT AGREES THAT EXCEPT AS OTHERWISE PROVIDED IN SUBSECTION
(b), HIS PROMISES CONTAINED IN THIS SECTION 14 SHALL CONTINUE IN EFFECT DURING HIS EMPLOYMENT WITH THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES AND UNTIL THE FIRST ANNIVERSARY OF HIS TERMINATION/SEPARATION.



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                           (e) CONSEQUENCES OF BREACH OF LIMITATIONS. SUBJECT TO
SUBSECTION (g), IF AT ANY TIME WITHIN (i) THE TERM OF THIS AGREEMENT OR (II) WITHIN ONE (1) YEAR FOLLOWING THE PARTICIPANT'S DATE OF TERMINATION/SEPARATION, OR (III) WITHIN ONE (1) YEAR AFTER VESTING ANY PORTION OF THE RESTRICTED STOCK, WHICHEVER IS LATEST, THE PARTICIPANT, WITHOUT THE COMPANY'S WRITTEN CONSENT, DIRECTLY OR INDIRECTLY, IS A SHAREHOLDER, PRINCIPAL, AGENT, PARTNER, OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT OF ANY OF THE COMPETITORS, THEN (x) WITH
RESPECT TO ANY SHARES OF RESTRICTED STOCK, EFFECTIVE THE DATE THE PARTICIPANT ENTERS INTO SUCH ACTIVITY, ALL SUCH RESTRICTED STOCK (INCLUDING ANY ACCRUED DIVIDENDS) SHALL BE ABSOLUTELY FORFEITED AND THE PARTICIPANT SHALL HAVE NO FURTHER INTEREST THEREIN OF ANY KIND WHATSOEVER (UNLESS FORFEITED SOONER BY OPERATION OF ANOTHER TERM OR CONDITION OF THIS AGREEMENT OR THE PLAN), AND (y) WITH RESPECT TO ANY SHARES OF VESTED STOCK, THE PARTICIPANT SHALL BE REQUIRED TO RETURN TO THE COMPANY ALL OF THE ACTUAL SHARES OF VESTED STOCK, OR OTHER EQUIVALENT SHARES OF COMPANY COMMON STOCK, WITHIN THIRTY (30) DAYS AFTER THE
DATE OF WRITTEN NOTICE FROM THE COMPANY THAT PURSUANT TO THE PROVISIONS OF THIS SUBSECTION DELIVERY OF SUCH SHARES IS DUE AND THE PARTICIPANT SHALL FORFEIT ALL RIGHTS TO SUCH SHARES OF VESTED STOCK. THIS SHALL BE IN ADDITION TO ANY INJUNCTIVE OR OTHER RELIEF TO WHICH THE COMPANY, ITS SUBSIDIARIES OR AFFILIATED ENTITIES MAY BE ENTITLED UNDER SUBSECTION (f).

                           (f) CONSEQUENCES OF OTHER BREACHES OF THIS SECTION.
THE PARTICIPANT ACKNOWLEDGES THAT DAMAGES WHICH MAY ARISE FROM ANY BREACH OF ANY OF HIS PROMISES CONTAINED IN THIS SECTION 14 MAY BE IMPOSSIBLE TO ASCERTAIN OR PROVE WITH CERTAINTY. THE PARTICIPANT AGREES IF PARTICIPANT BREACHES ANY OF HIS PROMISES CONTAINED IN THIS SECTION 14, IN ADDITION TO THE REMEDIES PROVIDED UNDER SUBSECTION (e), IF APPLICABLE, AND ANY OTHER LEGAL REMEDIES WHICH MAY BE AVAILABLE, THE COMPANY, A SUBSIDIARY OR AFFILIATED ENTITY (AS APPLICABLE) SHALL BE ENTITLED TO IMMEDIATE INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION, PENDING ARBITRATION UNDER SECTION 15 OR OTHERWISE, TO END SUCH BREACH, WITHOUT FURTHER PROOF OF DAMAGE.

                           (G) PERMITTED OWNERSHIP. NOTHING IN THIS SECTION 14
SHALL PROHIBIT THE PARTICIPANT FROM OWNING LESS THAN ONE PERCENT (1%) OF ANY COMPANY THAT IS PUBLICLY TRADED ON ANY NATIONAL SECURITIES EXCHANGE.

                           (h) SEVERABILITY AND REASONABLENESS. IF, AT ANY TIME,
THE PROVISIONS OF THIS SECTION 14 SHALL BE DETERMINED TO BE INVALID OR UNENFORCEABLE, BY REASON OF BEING VAGUE OR UNREASONABLE AS TO GEOGRAPHIC AREA, DURATION OR SCOPE OF ACTIVITY OR DUE TO ANY OTHER RESTRICTION OR LIMITATION, THIS SECTION 14 SHALL BE CONSIDERED DIVISIBLE AND SHALL BECOME AND BE IMMEDIATELY AMENDED TO ONLY SUCH GEOGRAPHIC AREA, DURATION AND SCOPE OF ACTIVITY AND/OR RESTRICTIONS OR LIMITATIONS AS SHALL BE DETERMINED TO BE REASONABLE AND ENFORCEABLE BY AN ARBITRATOR OR A COURT HAVING JURISDICTION OVER THE MATTER; AND THE PARTICIPANT AGREES THAT THIS SECTION 14 AS SO AMENDED SHALL BE VALID AND BINDING AS THOUGH ANY INVALID OR UNENFORCEABLE PORTION HAD NOT BEEN INCLUDED HEREIN. THE PARTIES AGREE THAT THE GEOGRAPHIC AREA, DURATION AND SCOPE OF THE LIMITATIONS AND THE RESTRICTIONS DESCRIBED IN SUBSECTIONS (a) THROUGH (e) ARE REASONABLE.

                  15. Arbitration of Disputes. Any disputes, claims or controversies between the Participant and the Company, its Subsidiaries or Affiliated Entities which may arise out of or relate to this Agreement shall be settled by arbitration. This agreement to arbitrate shall survive the



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termination of this Agreement. Any arbitration shall be in accordance with the
Rules of the American Arbitration Association and shall be undertaken pursuant to the Federal Arbitration Act. Arbitration will be held in Dallas, Texas unless the parties mutually agree on another location. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The arbitrator(s) may, but will not be required to, award such damages or other monetary relief as either party might be entitled to receive from a court of competent jurisdiction. Nothing in this agreement to arbitrate shall preclude the Company from obtaining injunctive relief from a court of competent jurisdiction prohibiting any on-going breaches of the Agreement by the Participant pending arbitration. The arbitrator(s) may also award costs and attorneys' fees in connection with the arbitration to the prevailing party; however, in the arbitrator's(s') discretion, each party may be ordered to bear its/his own costs and attorneys' fees.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

"COMPANY"                          FLEMING COMPANIES, INC., an Oklahoma
                                   corporation


                                   By
                                      ------------------------------------------
                                      Scott M. Northcutt
                                      Executive Vice President - Human Resources


"PARTICIPANT"
                                      ------------------------------------------
                                      [Name of Participant]




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                                    Exhibit A


                         [Copy of Stock Incentive Plan]



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Exhibit B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, ______________, an individual, hereby irrevocably assigns and conveys to ________________________, _________________________________
(_______) shares of the Common Capital Stock of Fleming Companies, Inc., an Oklahoma corporation, $2.50 par value.


DATED:
        ----------------------------

                                                ================================



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The following executive officers have received a restricted stock award pursuant to this form:

Name of Grantee            Number of Shares

Matthew H. Hildreth        5,000
Mark D. Shapiro            5,000





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